Short-term investments and Cash and Cash equivalents	6 Months Ended
Jun. 30, 2023
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Short-term investments and Cash and Cash equivalents
2.5.11	Short-term investments and Cash and Cash equivalents

	As at June 30,	As at December 31,
(€‘000)	2023	2022
Short-term investments	—	—
Cash at bank and on hand	4 976	12 445

Total Short-term investments and Cash and cash equivalents	4 976	12 445

The Group’s cash and cash equivalents amounted to €5.0 million at June 30, 2023 which accounts for a decrease of €7.5 million as compared to
year-end
2022, as a result of cash used in the Group’s operations (see note 2.5.7).
Given the level of market interest rates for corporate deposits of short-term maturities, the Group has not invested in short-term deposits over the years 2023 and 2022.